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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported)     August 15, 2001



                           The A Consulting Team, Inc.
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               (Exact Name of Registrant as Specified in Charter)




         New York                    0-22945                     13-3169913
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(State or Other Jurisdiction     (Commission File              (IRS Employer
     of Incorporation)                Number)                Identification No.)


         200 Park Avenue South, New York, New York               10003
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          (Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code       (212) 979-1010


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated August 15, 2001 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.

Item 7.  Exhibits.

                    Exhibits                Description

                    99             Press Release Issued August 15, 2001



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               The A Consulting Team, Inc.
                                                        Registrant


Date: August 23, 2001

                                               By:    /s/ Richard D. Falcone
                                                      --------------------------
                                                      Name: Richard D. Falcone
                                                      Title: Treasurer and Chief
                                                             Financial Officer



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                                  Exhibit Index

                Exhibit No.     Description

                  99            Press release dated August 15, 2001